Investor Presentation: Second Quarter 2019

TABLE OF CONTENTS Safe Harbor and Other Information 3 Introduction 4 Our Brands 5 Our Journey 6 Our Transformation Initiatives 7 Our Fiscal 2020 Target 8 CEO Commentary 9 Income Statement 10 Sales Summary 11 Operating Expense 12 Income Statement Summary 13 Adjusted Non-GAAP Income Statement Summary 14 Capital Allocation 15 Share Repurchases and Dividends 16 Capital Expenditures and Free Cash Flow 18 Balance Sheet Summary 19 Global Store Network Optimization 20 Global Store Network 21 Quarterly Store Count Activity 25 Outlook 27 Fiscal 2019 and Third Quarter Fiscal 2019 Outlook 28 Appendix 29 2

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 2, 2019, and in A&F's subsequently filed quarterly report on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2019 fiscal year and beyond to differ materially from those expressed or implied in any of the forward- looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on August 29, 2019 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net (loss) income and net (loss) income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 3

INTRODUCTION 4

Abercrombie & Fitch Co.

A&F | a&f | gilly hicks

OUR BRANDS ALLOW CUSTOMERS AROUND THE WORLD TO EXPRESS THEIR INDIVIDUALITY AND STYLE

HOLLISTER ALSO CARRIES 'GILLY HICKS BY HOLLISTER' WHICH OFFERS INTIMATES, LOUNGEWEAR AND SLEEPWEAR.

Hollister

The quintessential retail brand of the global teen consumer, Hollister celebrates liberating the spirit of an endless summer inside everyone. Inspired by California's laidback attitude, Hollister's clothes are designed to be lived in and made your own, for wherever life takes you. Hollister provides an engaging, welcoming and unique shopping experience around the globe.

Abercrombie & Fitch

The specialty retailer of high-quality apparel and accessories for men and women. For more than 125 years, the iconic brand has outfitted innovators, explorers and entrepreneurs. Today, it reflects the updated attitude of the modern customer, while remaining true to its heritage of creating expertly crafted products with an effortless, American style.

abercrombie kids

abercrombie kids creates smart and creative apparel of enduring quality that celebrates the wide-eyed wonder of children from 5 to 14 years. Its products are "made for play" and are tough enough to stand up to everyday adventures.

5

FISCAL 2019 IS THE SECOND YEAR OF OUR 'GROWING WHILE OUR JOURNEY TRANSFORMING' PHASE PHASEPHASE 1 PHASE 2 PHASE 3 STABILIZING WHILE TRANSFORMING GROWING WHILE TRANSFORMING ACCELERATING GROWTH • BUILT THE FOUNDATION • COMPARABLE SALES GROWTH • EXPAND GLOBALLY • RETURNED TO GROWTH • GROSS PROFIT RATE EXPANSION • TAKE SHARE IN THE U.S. • CENTERED AROUND THE CUSTOMER • LEVERAGE EXPENSES • DEVELOPED PLAYBOOKS TO ALIGN PRODUCT, VOICE & EXPERIENCE 6

OUR TRANSFORMATION INITIATIVES OPTIMIZING OUR GLOBAL STORE NETWORK • RIGHTSIZING STORE FLEET AND ADAPTING TO THE EVOLVING ROLE OF THE STORE AS CUSTOMERS' SHOPPING PREFERENCES SHIFT ENHANCING DIGITAL AND OMNI-CHANNEL CAPABILITIES • CREATING BEST-IN-CLASS CUSTOMER EXPERIENCES WHILE GROWING PROFITABLY ACROSS CHANNELS INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • FURTHER INVESTMENT IN CAPABILITIES TO POSITION SUPPLY CHAIN FOR GREATER SPEED, AGILITY AND FLEXIBILITY • LEVERAGE DATA AND ANALYTICS TO OFFER THE RIGHT PRODUCT AT THE RIGHT TIME AND THE RIGHT PRICE IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • BETTER LEVERAGE DATA, INCLUDING OUR LOYALTY PROGRAMS, TO ENGAGE WITH CUSTOMERS ACROSS CHANNELS • DRIVE MORE EFFICIENT AND EFFECTIVE MARKETING SPEND 7

OUR FISCAL 2020 TARGET AS PRESENTED DURING OUR INVESTOR DAY ON APRIL 25, 2018 A LOW SINGLE-DIGIT SALES CAGR OPERATING EXPENSE MODEST FROM POSITIVE COMPARABLE SALES LEVERAGE GROSS PROFIT RATE AND GLOBAL MARKET EXPANSION EXPANSION DOUBLE FISCAL 2017 ADJUSTED NON-GAAP OPERATING INCOME MARGIN OF 2.9% 8

Q2 CEO COMMENTARY "Trends improved throughout the second quarter, enabling us to deliver constant currency revenue growth and meet our previously- issued comp and gross profit rate outlook, while continuing to tightly manage expenses. Importantly, we have had a solid start to back-to-school in the U.S. and we look forward to building on that momentum in the back half through exciting product and cohesive marketing campaigns." "While we are committed to delivering near-term results, we remain keenly focused on our long-term goals as we execute on our transformation initiatives. In the second quarter, we delivered 26 new store experiences, closed our Hollister SoHo flagship store in NYC, realized double digit digital sales growth, continued our investments in key personalization tools, and grew our loyalty membership accounts across brands. We plan to build on these actions as we continue to lay the foundation to achieving our fiscal 2020 target.” 9

INCOME STATEMENT 10

Q2 NET SALES DECREASED 0.2%, CONSTANT CURRENCY NET YTD SALES INCREASED 1% AND COMPARABLE SALES FLAT* ABERCROMBIE ABE40.8%RCRO MBIE 40.0% BRAND HOLLISTER ABERCROMBIE HOHOLLISTERLLISTER C CO.O. $505M $336M 59.2%60.0% • 60.0% OF TOTAL NET SALES • 40.0% OF TOTAL NET SALES • NET SALES UP 1% FROM LAST YEAR • NET SALES DOWN 2% FROM LAST YEAR • FLAT COMPARABLE SALES • FLAT COMPARABLE SALES INTERNATIONAL ABERCROMBIE 40.0% 35.7% GEOGRAPHY HUNITEDOLLIST STATESER CO. 60.0% UNITED STATES INTERNATIONAL 64.3% $543M $298M • 64.6% OF TOTAL NET SALES • 35.4% OF TOTAL NET SALES • NET SALES UP 2% FROM LAST YEAR • NET SALES DOWN 4% FROM LAST YEAR • POSITIVE COMPARABLE SALES OF 2% • NEGATIVE COMPARABLE SALES OF 3% * Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. 11

Abercrombie & Fitch Co.
A&F | a&f | gilly hicks

Q2 OPERATING EXPENSE

CONTINUE TO LEVERAGE STORE OCCUPANCY EXPENSE

(in thousands)	GAAP 2019	% OF NET SALES	GAAP 2018	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$152,581	18.1%	$156,112	18.5%	(40)
ALL OTHER [2]	223,766	26.6%	218,440	25.9%	70
STORES AND DISTRIBUTION	376,347	44.7%	374,552	44.5%	20
MARKETING, GENERAL & ADMINISTRATIVE	115,694	13.8%	123,883	14.7%	(90)
FLAGSHIP STORE EXIT CHARGES	44,994	5.3%	—	—%	530
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	715	0.1%	8,671	1.0%	(90)
TOTAL	$537,750	63.9%	$507,106	60.2%	370

(in thousands)	NON-GAAP 2019	% OF NET SALES	NON-GAAP 2018*	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$152,581	18.1%	$156,112	18.5%	(40)
ALL OTHER [2]	223,766	26.6%	218,440	25.9%	70
STORES AND DISTRIBUTION	376,347	44.7%	374,552	44.5%	20
MARKETING, GENERAL & ADMINISTRATIVE	115,694	13.8%	123,883	14.7%	(90)
FLAGSHIP STORE EXIT CHARGES	44,994	5.3%	—	—%	530
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	715	0.1%	—	—%	10
TOTAL	$537,750	63.9%	$498,435	59.2%	470

* Q2 adjusted non-GAAP operating expense for the prior period is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 30.

(1) Includes operating lease costs, rent, other landlord charges, utilities, depreciation and other occupancy expense.

(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.

(3) Rounded based on reported percentages.

12

Q2 INCOME STATEMENT SUMMARY % OF NET % OF NET (in thousands) 2019 SALES 2018 SALES NET SALES $841,078 100.0% $842,414 100.0% GROSS PROFIT (1) 498,633 59.3% 506,895 60.2% OPERATING EXPENSE 537,750 63.9% 507,106 60.2% OTHER OPERATING INCOME, NET 367 0.0% (434) (0.1)% OPERATING (LOSS) INCOME (39,484) (4.7)% 223 0.0% INTEREST EXPENSE, NET 1,370 0.2% 3,023 0.4% LOSS BEFORE INCOME TAXES (40,854) (4.9)% (2,800) (0.3)% INCOME TAX (BENEFIT) EXPENSE (11,330) (1.3)% 24 0.0% NET LOSS $(31,142) (3.7)% $(3,853) (0.5)% NET LOSS PER SHARE BASIC $(0.48) $(0.06) DILUTED $(0.48) $(0.06) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 65,156 68,008 DILUTED 65,156 68,008 (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. 13

Q2 ADJUSTED INCOME STATEMENT SUMMARY* % OF NET % OF NET (in thousands) 2019 SALES 2018 SALES NET SALES $841,078 100.0% $842,414 100.0% GROSS PROFIT (1) 498,633 59.3% 506,895 60.2% OPERATING EXPENSE 537,750 63.9% 498,435 59.2% OTHER OPERATING INCOME, NET 367 0.0% (434) (0.1)% OPERATING (LOSS) INCOME (39,484) (4.7)% 8,894 1.1% INTEREST EXPENSE, NET 1,370 0.2% 3,023 0.4% (LOSS) INCOME BEFORE INCOME TAXES (40,854) (4.9)% 5,871 0.7% INCOME TAX (BENEFIT) EXPENSE (11,330) (1.3)% 671 0.1% NET (LOSS) INCOME $(31,142) (3.7)% $4,171 0.5% NET (LOSS) INCOME PER SHARE BASIC $(0.48) $0.06 DILUTED $(0.48) $0.06 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 65,156 68,008 DILUTED 65,156 69,733 * The Q2 Adjusted Income Statement Summary for the prior period is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 30. (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. 14

CAPITAL ALLOCATION 15

RETURNED $84.2M TO SHAREHOLDERS IN FY 2019 THROUGH SHARE REPURCHASES AND DIVIDENDS* SHARE REPURCHASES (1) (in thousands, except NUMBER OF AVERAGE for average cost) SHARES COST COST DIVIDENDS TOTAL RETURNED MILLION TO Q1 2019 — $— $— $13,246 $13,246 SHAREHOLDERS$84.2 YEAR-TO-DATE Q2 2019 3,545 57,812 16.31 13,139 70,951 YTD 2019 3,545 $57,812 $16.31 $26,385 $84,197 SHARE REPURCHASES (in thousands, except NUMBER OF AVERAGE for average cost) SHARES COST COST DIVIDENDS TOTAL Q1 2018 778 $18,670 $23.99 $13,642 $32,312 Q2 2018 969 25,000 25.80 13,554 38,554 Q3 2018 1,184 25,000 21.11 13,354 38,354 Q4 2018 — — — 13,164 13,164 FISCAL 2018 2,932 $68,670 $23.42 $53,714 $122,384 (1) At the end of the second quarter of fiscal 2019, the company had approximately 5.0 million shares remaining available for purchase under its publicly announced stock repurchase authorizations. * Amounts may not foot due to rounding. 16

SHARES OUTSTANDING AT THE END OF THE SECOND QUARTER OF FISCAL 2019, THE COMPANY HAD APPROXIMATELY 5.0 MILLION SHARES REMAINING AVAILABLE FOR PURCHASE UNDER ITS PUBLICLY ANNOUNCED STOCK REPURCHASE AUTHORIZATIONS. REPURCHASED OVER 3.5 MILLION SHARES IN 69,000,000 Q2 2019 68,195,273 67,758,163 68,000,000 67,347,912 67,000,000 66,227,361 66,000,000 65,000,000 64,000,000 63,000,000 63,145,553 62,000,000 FY 2015 FY 2016 FY 2017 FY 2018 Q2 2019 ENDING SHARES OUTSTANDING (in thousandths) FY 2015 FY 2016 FY 2017 FY 2018 YTD 2019 SHARES REPURCHASED 2,461 — — 2,932 3,545 TOTAL COST $50,033 $— $— $68,670 $57,812 17

CONTINUED FOCUS ON FREE CASH FLOW NET CASH PROVIDED CAPITAL FREE (in thousands) BY OPERATING ACTIVITIES EXPENDITURES CASH FLOW (1) FY 2014 $300,629 $174,624 $126,005 FY 2015 $315,755 $143,199 $172,556 FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 OUTLOOK: ~$120M STORES & (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both ~$80M DTC, OMNI, of which are disclosed in the table above, preceding the measure of free cash flow. & OTHER YTD 2019 CAPITAL EXPENDITURES: ~$94M FY 2019 CAPITAL INVESTMENTS OUTLOOK: ~$200M 18

BALANCE SHEET SUMMARY AUGUST 3, 2019 (1) FEBRUARY 2, 2019 AUGUST 4, 2018 CASH AND EQUIVALENTS $499,757 $723,135 $581,166 CASH & EQUIVALENTS $500M AS COMPARED RECEIVABLES 98,691 73,112 91,719 TO $581M LAST YEAR INVENTORIES 487,109 437,879 454,913 OTHER CURRENT ASSETS 86,586 101,824 115,276 TOTAL CURRENT ASSETS $1,172,143 $1,335,950 $1,243,074 INVENTORIES UP LAST YEAR, WITH 7% FROM PROPERTY AND EQUIPMENT, NET 649,360 694,855 691,933 APPROXIMATELY HALF OF OPERATING LEASE RIGHT-OF-USE ASSETS 1,216,998 — — THE INCREASE DUE TO INCREASED IN-TRANSIT OTHER ASSETS 368,503 354,788 379,190 INVENTORIES AND LOWER INVENTORY RESERVES TOTAL ASSETS $3,407,004 $2,385,593 $2,314,197 ACCOUNTS PAYABLE $226,234 $226,878 $213,167 ACCRUED EXPENSES 279,050 293,579 311,930 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 273,989 — — SHORT-TERM PORTION OF DEFERRED LEASE CREDITS — 19,558 19,449 INCOME TAXES PAYABLE 10,903 18,902 8,189 TOTAL CURRENT LIABILITIES $790,176 $558,917 $552,735 GROSS LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 1,229,609 — — BORROWINGS $253M IN LINE LONG-TERM PORTION OF BORROWINGS, NET 251,033 250,439 249,920 WITH LAST YEAR LONG-TERM PORTION OF DEFERRED LEASE CREDITS — 76,134 75,963 LEASEHOLD FINANCING OBLIGATIONS — 46,337 47,171 OTHER LIABILITIES 132,891 235,145 241,024 TOTAL LONG-TERM LIABILITIES $1,613,533 $608,055 $614,078 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 991,977 1,208,900 1,137,310 NONCONTROLLING INTEREST 11,318 9,721 10,074 TOTAL STOCKHOLDERS' EQUITY $1,003,295 $1,218,621 $1,147,384 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,407,004 $2,385,593 $2,314,197 (1) The company adopted the new lease accounting standard in the first quarter of fiscal year 2019 using a modified retrospective transition method and elected the option to not restate comparative period financial statements. 19

GLOBAL STORE NETWORK OPTIMIZATION 20

GLOBAL STORE NETWORK: 863 STORES AS OF Q2 EXCLUDING 16 INTERNATIONAL FRANCHISE STORES ACROSS BRANDS 18 123 CANADA EUROPE 663 10 49 UNITED STATES MIDDLE EAST ASIA 547 HOLLISTER 316 ABERCROMBIE 21

GLOBAL STORE NETWORK: OPTIMIZING STORE FLEET OVER 1/3 RD OF GLOBAL FLEET IN UPDATED FORMATS AS OF Q2 2019 932 898 900 868 861 863 800 713 700 648 575 Q2 2019 STORE FLEET DETAIL 600 512 480 HOLLISTER ABERCROMBIE TOTAL COMPANY 500 # OF % OF # OF % OF # OF % OF STORES FLEET STORES FLEET STORES FLEET 400 299 LEGACY STORES 258 47% 222 70% 480 56% 300 263 202 UPDATED 200 156 FORMATS 261 48% 38 12% 299 35% 126 74 OUTLETS 100 72 67 67 27 5% 40 13% 67 8% 72 FLAGSHIPS 0 1 —% 16 5% 17 2% 21 20 19 19 17 FY 2015 FY 2016 FY 2017 FY 2018 Q2 2019 TOTAL 547 100% 316 100% 863 100% Total stores Total stores with updated formats Total old format chain stores Total outlet stores Total flagship stores 22

GLOBAL STORE NETWORK: REDUCING GROSS SQUARE FOOTAGE HOLLISTER ABERCROMBIE TOTAL COMPANY U.S. INTERNATIONAL U.S. INTERNATIONAL U.S. INTERNATIONAL TOTAL FY 2015 2,856 1,183 2,634 619 5,490 1,802 7,292 FY 2016 2,737 1,218 2,411 641 5,148 1,859 7,007 % CHANGE (4)% 3% (8)% 4% (6)% 3% (4)% PEDDER A&F FLAGSHIP CLOSED IN FY 2017 FY 2017 2,681 1,200 2,210 619 4,891 1,819 6,710 % CHANGE (2)% (1)% (8)% (3)% (5)% (2)% (4)% FY 2018 2,658 1,234 2,028 646 4,686 1,880 6,566 % CHANGE (1)% 3% (8)% 4% (4)% 3% (2)% SOHO HOLLISTER & COPENHAGEN A&F FLAGSHIP CLOSED Q2 2019 2,622 1,250 1,980 624 4,602 1,874 6,476 IN FY 2019 % CHANGE (1)% 1% (2)% (3)% (2)% —% (1)% 23

Abercrombie & Fitch Co.

A&F | a&f | gilly hicks

GLOBAL STORE NETWORK: FLAGSHIPS

Fiscal 2019 Flagship Closures & Future Natural Lease Expiration Cadence


7
6
5
4
3
2
1
0
3 (1)
4 (2)
7
5
FY 2019
FY 2020
FY 2021-2024
FY 2025+

(1) Includes the A&F Copenhagen, Denmark, the Hollister SoHo, New York City and the A&F Milan, Italy locations, whose closures were announced in the first quarter of fiscal 2019.

(2) Includes the A&F Fukuoka, Japan location, whose closure was announced in the first quarter of fiscal 2019.

Entered fiscal 2019 with 19 flagships after closing the A&F Pedder location in fiscal 2017:

- In fiscal 2018, these 19 flagships' combined 4-wall operating margin adversely impacted operating margin by 110 basis points and adversely impacted comparable sales by 120 basis points

Fiscal 2019 flagship closures include:

- A&F Copenhagen, Denmark (Q1 2019);
- Hollister SoHo, New York CIty (Q2 2019); and
- A&F Milan, Italy (expected to close by the end of fiscal 2019)

These 3 flagships' 4-wall operating margin adversely impacted fiscal 2018 operating margin by 30 basis points

In addition to A&F Fukuoka, Japan (expected to close in the second half of fiscal 2020) 3 flagships are available for closure in fiscal 2020 through natural lease expirations

- This combined group's 4-wall operating margin adversely impacted fiscal 2018 operating margin by 10 basis points

24

Q2 STORE COUNT ACTIVITY UNITED MIDDLE TOTAL COMPANY TOTAL STATES CANADA EUROPE ASIA EAST END OF Q1 2019 857 660 18 122 48 9 OPENINGS 8 5 — 1 1 1 CLOSINGS (2) (2) — — — — END OF Q2 2019 863 663 18 123 49 10 HOLLISTER (1) END OF Q1 2019 542 393 11 104 29 5 CLOSURES INCLUDE OPENINGS 7 4 — 1 1 1 HOLLISTER SOHO FLAGSHIP CLOSINGS (2) (2) — — — — END OF Q2 2019 547 395 11 105 30 6 ABERCROMBIE (2) END OF Q1 2019 315 267 7 18 19 4 OPENINGS 1 1 — — — — CLOSINGS — — — — — — END OF Q2 2019 316 268 7 18 19 4 (1) Locations with Gilly Hicks carveouts within Hollister stores are represented as a single store count. Excludes nine international franchise stores as of each of August 3, 2019 and May 4, 2019. Excludes six U.S. company operated Gilly Hicks temporary stores as of August 3, 2019 and two as of May 4, 2019. (2) Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes seven international franchise stores as of each of August 3, 2019 and May 4, 2019. Excludes four U.S. company operated abercrombie kids temporary stores as of August 3, 2019. 25

GLOBAL STORE NETWORK OPTIMIZATION Q2 2019 ACTIVITY HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 7 1 8 REMODELS 6 — 6 RIGHT-SIZES 6 6 12 TOTAL NEW EXPERIENCES 19 7 26 STORE CLOSURES (2) — (2) (1) Includes one new store and three right-sizes related to the abercrombie kids brand. APPROXIMATELY FULL YEAR 2019 OUTLOOK (1) ONE THIRD OF OPENINGS ARE HOLLISTER ABERCROMBIE (2) TOTAL COMPANY INTERNATIONAL NEW STORES 20 20 40 REMODELS 25 — 25 RIGHT-SIZES 10 10 20 CLOSURES PRIMARILY IN TOTAL NEW EXPERIENCES 55 30 85 THE U.S. STORE CLOSURES UP TO 40 (1) Actual new store experiences for fiscal 2019 may differ from expectations. (2) Includes 15 new stores and five right-sizes related to the abercrombie kids brand. 26

OUTLOOK 27

FISCAL 2019 OUTLOOK PREVIOUS FULL YEAR OUTLOOK CURRENT FULL YEAR OUTLOOK NET SALES (1) UP IN THE RANGE OF 2% TO 4% IN THE RANGE OF FLAT TO UP 2% CHANGES IN FOREIGN CURRENCY $30M ADVERSE IMPACT TO NET SALES $45M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) UP LOW-SINGLE DIGITS IN THE RANGE OF FLAT TO UP 2% GROSS PROFIT RATE (3) UP SLIGHTLY DOWN IN THE RANGE OF 50 TO 90 BASIS POINTS GAAP OPERATING EXPENSE (4) UP IN THE RANGE OF 4% TO 5% UP IN THE RANGE OF 2% TO 3% WEIGHTED AVERAGE DILUTED SHARES (5) APPROXIMATELY 68M SHARES APPROXIMATELY 66M SHARES EFFECTIVE TAX RATE MID 20S * CAPITAL INVESTMENTS APPROXIMATELY $200M * * No change from the previous outlook. (1) Includes the adverse impact from changes in foreign currency exchange rates of approximately $45 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 60.2%, reflecting a combined adverse impact from changes in foreign currency exchange rates and China tariffs of approximately 60 basis points. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $2.03 billion. Excludes other operating income, net. Fiscal 2019 includes second quarter flagship store exit charges of approximately $45 million. (5) Excludes the effect of potential share buybacks. THIRD QUARTER OUTLOOK NET SALES (1) UP APPROXIMATELY 1% CHANGES IN FOREIGN CURRENCY $10M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) APPROXIMATELY FLAT GROSS PROFIT RATE (3) DOWN APPROXIMATELY 100 BASIS POINTS GAAP OPERATING EXPENSE (4) UP IN THE RANGE OF 1% TO 2% EFFECTIVE TAX RATE MID-TO-UPPER 20S (1) Includes the adverse impact from changes in foreign currency exchange rates of approximately $10 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 61.3% reflecting a combined adverse impact from changes in foreign currency exchange rates and China tariffs of approximately 90 basis points. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $493 million. 28

APPENDIX 29

EXCLUDED ITEMS* (in thousands) Q1 2018 Q2 2018 Q3 2018 Q4 2018 FULL YEAR LEGAL CHARGES $5,600 $— $(3,005) $— $2,595 ASSET IMPAIRMENT — 8,671 — — 8,671 PRE-TAX EXCLUDED ITEMS 5,600 8,671 (3,005) — 11,266 TAX EFFECT (1) (1,541) (2,689) 1,064 683 (2,483) TAX CUTS AND JOBS ACT OF 2017 — 2,042 405 (5,982) (3,535) TOTAL EXCLUDED ITEMS $4,059 $8,024 $(1,536) $(5,299) $5,248 * There were no excluded items in the current year. (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. In the fourth quarter of fiscal 2018, excluded Items consist of the impact of prior quarters' excluded items on the adjusted non-GAAP tax provision, as well as discrete net tax benefits related to the Tax Cuts and Jobs Act of 2017. 30

RECONCILIATION OF ADJUSTED NON-GAAP RESULTS* Q2 2018 EXCLUDED Q2 2018 (in thousands) GAAP ITEMS NON-GAAP ASSET IMPAIRMENT (1) $8,671 $8,671 $— OPERATING INCOME 223 (8,671) 8,894 (LOSS) INCOME BEFORE INCOME TAXES (2,800) (8,671) 5,871 INCOME TAX EXPENSE (2) 24 (647) 671 NET (LOSS) INCOME $(3,853) $(8,024) $4,171 NET (LOSS) INCOME PER DILUTED SHARE $(0.06) $(0.12) $0.06 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 68,008 69,733 * There were no excluded items in the current year. (1) Excluded items consist of store asset impairment charges of $8.7 million. (2) Excluded items consist of discrete tax charges of $2.0 million related to the Tax Cuts and Jobs Act of 2017, and the tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. 31

Abercrombie
& Fitch Co.

A&F | a&f | gilly hicks

RECONCILIATION OF CONSTANT CURRENCY RESULTS

NET SALES	Q2 2019	Q2 2018	Δ %
GAAP	$841,078	$842,414	0%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(9,957)	1%
NON-GAAP CONSTANT CURRENCY BASIS	$841,078	$832,457	1%

GROSS PROFIT	Q2 2019	Q2 2018	Δ BPS (2)
GAAP	$498,633	$506,895	(90)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(8,025)	30
NON-GAAP CONSTANT CURRENCY BASIS	$498,633	$498,870	(60)

OPERATING (LOSS) INCOME	Q2 2019	Q2 2018	Δ BPS (2)
GAAP	$(39,484)	$223	(470)
EXCLUDED ITEMS (3)	—	(8,671)	110
ADJUSTED NON-GAAP	$(39,484)	$8,894	(580)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(4,307)	50
ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS	$(39,484)	$4,587	(530)

NET (LOSS) INCOME PER DILUTED SHARE	Q2 2019	Q2 2018	Δ $
GAAP	$(0.48)	$(0.06)	$(0.42)
EXCLUDED ITEMS, NET OF TAX (3)	—	(0.12)	0.12
ADJUSTED NON-GAAP	$(0.48)	$0.06	$(0.54)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(0.05)	0.05
ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS	$(0.48)	$0.01	$(0.49)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 27% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes the effect of certain items set out on page 30.

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